                                  EXHIBIT 13

                       SAMPLE PERFORMANCE DATA CALCULATION

CANADA LIFE INSURANCE COMPANY OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 CASH MANAGEMENT SELIGMAN PORTFOLIO SUB-ACCOUNT
7-DAY CURRENT YIELD
AS AT DECEMBER 31, 1997

7-Day Current Yield = ((NCS - ES) / UV / 7) x 365)

         Where NCS = the net change in the value of the Portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation, and exclusive of income other than investment income) for the 7 day period attributable to a hypothetical account having a balance of 1 Sub-Account unit.

                  ES =  M & E + Admin

         Where ES = per unit expenses of the Sub-Account for the 7 day period

                  M & E = per unit Mortality & Expenses Risk Charges deducted for the 7-day period

                  Admin = per unit administration charges deducted for the
                          7-day period = (30 / AAV / 365) x AUV x 7

         Where AAV = Average Accumulated Value of Contracts on the last day of the 7-day period = $40,000

                  AUV = the sum of the unit values on the first and last day of the 7-day period divided by 2
                           = [ 1.3942 + 1.3953 ] / 2 = 1.39475

                  UV = the unit value on the first day of the 7 day period. = 1.3942

------------------------------------------------------------------------------------------------------------

DATE                           NCS                       M&E                    ADMIN
Dec. 25                    0.000000000               0.000043716
Dec. 26                    0.000274000               0.000043716
Dec. 27                    0.000429000               0.000131148
Dec. 30                    0.000147000               0.000043716
Dec. 31                    0.000151000               0.000043716

------------------------------------------------------------------------------------------------------------

                           0.001001                  0.000306011                0.000020054   (a) = 0.000675

UV =                                                                                   1.3942

         7 day current yield = ((( .001001 - .000306011 - .000020054 ) / 1.3942)) / 7 x 365

         7 DAY CURRENT YIELD =                               2.524248017 OR 2.52%

CANADA LIFE INSURANCE COMPANY OF NEW YORK VARIABLE ANNUITY ACCOUNT 2 CASH MANAGEMENT SELIGMAN PORTFOLIO SUB-ACCOUNT
7-DAY EFFECTIVE YIELD
AS AT DECEMBER 31, 1997

                                      365/7

EFFECTIVE YIELD = [(1 + NCS - ES) / UV)    - 1]

         Where NCS = NCS as calculated for the current yield

                ES = ES as calculated for the current yield

                UV = UV as calculated for the current yield

                                              365/7
7-day effective yield:  [(((.000675) / 1.3942)      + 1) - 1]  =  2.56%
                                   ---------

CANADA LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

SELIGMAN PORTFOLIOS, INC.:      Cash Management, Income, Bond, Common Stock, Capital, International, Communication and
                                Information, Frontier, Global Smaller Companies, High Yield, Global Growth Opportunities and Global
                                Technology Sub-Accounts

AVERAGE ANNUAL TOTAL RETURN (INCLUDING SURRENDER CHARGE)

        Total                  1 / n
       Return = ((ERV / P )              - 1 )

       where ERV =         the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period. It is assumed that all dividends and capital gains distributions are reinvested.

              P   =        a hypothetical initial investment of $1,000

              n   =        number of years

                      =    3480/365      = Cash Management, Income, Bond, Common Stock, Capital Sub-Accounts
                      =    1703/365      = International Sub-Account
                      =    1184/365      = Communications and Information, Frontier, Global Smaller Companies Sub-Accounts
                      =    975/365       = High-Yield Sub-Account
                      =    609/365       = Global Growth Opportunities and Global Technology Sub-Accounts

             ERV      =    (1,000 x ((EUV - BUV) / BUV )) + 1,000 - ADMIN - (SC x 1,000)

       where EUV      =    Unit value at the end of the period

             BUV      =    Unit value at the beginning of the period

              SC      =    Surrender charge
                      =    5.4% for 1997 inception
                      =    4.5% for 1994, 1995 inception
                      =    3.6% for 1992, 1993 inception
                      =    0.0% for 1988 inception

           ADMIN      =    Administration Charges attributable to the hypothetical account for the period
                      =    (30/ AAV/ 365 )  x  No. of days in the period   x  ($1,000 + ($1,000 x ((EUV - BUV) / BUV) / BUV) / 2 ))

       where AAV      =    Average Accumulated Value of Contracts on the last day of the period
                      =      $40,000

CASH MANAGEMENT SUB-ACCOUNT


        ADMIN      =           (( 30     / 40,000 )  / 365 ) x   3480   x  (1,000  + (1,000 x ( 1.3953 -1.0000  )/ 1.0000  / 2))
                   =         0.0071507        x         1197.65
                   =            8.56402

          ERV      =         (1,000 x (( 1.3953   - 1.0000)  / 1.0000) )+ 1,000 -  8.5640178  -   (0.00   x 1,000)
                   =            1386.74

        TOTAL                                  (1 / (   1.3953    / 365))
       RETURN      =     (   1386.736/ 1,000 )                            - 1
                   =            3.49%

FRONTIER SUB-ACCOUNT

        ADMIN      =           (( 30   / 40,000 )  / 365 )x   1184   x (1,000  + (1,000 x ( 19.317 -10.0000 ) / 10.0000  / 2))
                   =        0.0024329      x          1465.855
                   =           3.56624

          ERV      =        (1,000 x (( 19.3171  - 10.0000) / 10.0000) )+ 1,000 - 3.5662445  -  (0.045   x 1,000)
                   =          1,883.14

        TOTAL                                  (1 / (  1184    / 365))
       RETURN      =     (   1883.1438/ 1,000 )                      - 1
                   =           21.55%

GLOBAL SMALLER COMPANIES SUB-ACCOUNT

        ADMIN      =           (( 30  / 40,000 )  / 365 ) x     1184    x (1,000  + (1,000 x(  14.167 -10.0000 ) / 10.0000  / 2))
                   =        0.0024329      x       1020.837
                   =          2.48357

          ERV      =         (1,000 x (( 14.1673  - 10.0000)  / 10.0000) )+ 1,000 -  2.4835693 -   ( 0.045   x 1,000)
                   =          1,369.25

        TOTAL                             (1 / 14.1673    / 365))
       RETURN      =    (  1369.2464/1,000 )                      - 1
                   =                  10.17%

HIGH YIELD SUB-ACCOUNT

ADMIN         =            (( 30     / 40,000 / 365 ) x     975  x (1,000 + (1,000 x (13.592  -10.0000 ) / 10.0000 / 2))
              =          0.0020034       x        1017.962
              =            2.03941

ERV           =          (1,000 x ((13.5924  - 10.0000/ 10.0000)+ 1,000 - 2.0394102    -        (0.054 x 1,000)
              =           1,303.20

TOTAL                                  ( 1/(   13.5924 / 365))
RETURN        =      (   1303.2006 / 1,000 )                   -1
              =             10.42%


GLOBAL GROWTH OPPORTUNITIES SUB-ACCOUNT

ADMIN         =            (( 30     / 40,000 / 365 ) x     609  x (1,000 + (1,000 x (   10.882   -10.0000 ) / 10.0000 / 2))
              =          0.0012514     x        1004.411
              =            1.25689

ERV           =            (1,000 x ((10.8821  - 10.0000/ 10.0000)+ 1,000 -1.256889    -    (  0.054 x 1,000)
              =             1,032.95

TOTAL                                      (1/ (  10.8821 / 365))
RETURN        =      (   1032.9531 / 1,000 )                      -1
              =             1.96%

GLOBAL TECHNOLOGIES SUB-ACCOUNT

ADMIN         =            (( 30     / 40,000 / 365 ) x     609  x (1,000 + (1,000 x(  12.113 -10.0000 ) / 10.0000 / 2))
              =          0.0012514       x        1010.563
              =            1.26459

ERV           =          (1,000 x (( 12.1126  - 10.0000/ 10.0000)+ 1,000 -1.2645881   -    (  0.05 x 1,000)
              =           1,156.00

TOTAL                                     (1/  (  12.1126 / 365))
RETURN        =      (   1155.9954 / 1,000 )                     -1
              =             9.08%

INCOME SUB-ACCOUNT

ADMIN         =            (( 30     / 40,000) / 365 ) x    3480  x (1,000 + (1,000 x(   21.45 -10.0000 ) / 10.0000 / 2))
              =          0.0071507       x        1057.249
              =             7.56005

ERV           =          (1,000 x ((21.4498  - 10.0000/ 10.0000)+ 1,000-  7.5600545   -    (   0.00 x 1,000)
              =           2,137.42

TOTAL                                     (1/  (   21.4498 / 365))
RETURN        =      (   2137.4199 / 1,000 )                      -1
              =             8.29%


BOND SUB-ACCOUNT

ADMIN         =            (( 30     / 40,000 / 365 ) x    3480  x (1,000 + (1,000 x(  16.334 -10.0000 ) / 10.0000 / 2))
              =          0.0071507        x        1031.669
              =            7.37714

ERV           =          (1,000 x ((16.3337  - 10.0000/ 10.0000)+ 1,000-  7.3771364    -   (   0.00 x 1,000)
              =           1,625.99

TOTAL                                      (1/  (   16.3337 / 365))
RETURN        =      (   1625.9929 / 1,000  )                       -1
              =             5.23%

COMMON STOCK SUB-ACCOUNT

ADMIN         =            (( 30     / 40,000 / 365 ) x    3480  x (1,000 + (1,000 x(  32.751 -10.0000 ) / 10.0000 / 2))
              =          0.0071507      x        1113.756
              =             7.96412

ERV           =            (1,000 x ((  32.7512  - 10.0000/ 10.0000)+ 1,000-  7.9641182  -   (   0.00  x 1,000)
              =             3,267.16

TOTAL                                     (1/  (   32.7512 / 365))
RETURN        =      (   3267.1559 / 1,000  )                     -1
              =            13.22%

CAPITAL SUB-ACCOUNT

ADMIN    =        (( 30    / 40,000/ 365 ) x    3480  x (1,000 + (1,000 x(  30.807   -10.0000 ) / 10.0000 / 2))
         =      0.007151      x      1104.035
         =        7.89461

ERV      =      (1,000 x((  30.807  - 10.0000)/ 10.0000)+ 1,000-  7.8946064    -     (   0.00 x 1,000)
         =       3,072.81

TOTAL                             (1/ (  30.807 / 365))
RETURN   =   (  3072.8054 / 1,000  )                    -1
         =        12.50%

INTERNATIONAL SUB-ACCOUNT

ADMIN    =        (( 30    / 40,000/ 365 ) x    1703  x (1,000 + (1,000 x(  13.874   -10.0000 ) / 10.0000 / 2))
         =      0.003499       x      1019.368
         =         3.56709

ERV      =        (1,000 x ((  13.8736  - 10.0000/ 10.0000)+ 1,000-  3.5670898    -     (   0.04 x 1,000)
         =         1,383.79

TOTAL                            (1/ (  13.8736 / 365))
RETURN   =   (  1383.7929 / 1,000  )                      -1
         =         7.21%

COMMUNICATION & INFORMATION SUB-ACCOUNT

ADMIN    =        (( 30    / 40,000/ 365 ) x    1184  x (1,000 + (1,000 x(   18.256    -10.0000 ) / 10.0000 / 2))
         =       0.0024329      x       1041.28
         =        2.53330

ERV      =        (1,000 x ((18.2559  - 10.0000/ 10.0000)+ 1,000 -2.5333046   -     (   0.05 x 1,000)
         =         1,778.06

TOTAL                             (1/  (  18.2559 / 365))
RETURN   =   (  1778.0567 / 1,000  )                       -1
         =        19.41%

CANADA LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

SELIGMAN PORTFOLIOS, INC.:      Cash Management, Income, Bond, Common Stock, Capital, International, Communication and
                                Information, Frontier, Global Smaller Companies, High Yield, Global Growth Opportunities and Global
                                Technology Sub-Accounts

AVERAGE ANNUAL TOTAL RETURN (EXCLUDING SURRENDER CHARGE)

      Total                   1/n
      Return  = ((ERV / P )        - 1 )

      where ERV =  the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.  It is assumed that all dividends and capital gains distributions are reinvested.

            P  =   a hypothetical initial investment of $1,000

            n  =   number of years

                =  3480/365   = Cash Management, Income, Bond, Common Stock, Capital Sub-Accounts
                =  1703/365   = International Sub-Account
                =  1184/365   = Communications and Information, Frontier, Global Smaller Companies Sub-Accounts
                =  975/365    = High-Yield Sub-Account
                =  609/365    = Global Growth Opportunities and Global Technology Sub-Accounts

          ERV   =  (1,000 x ((EUV - BUV) / BUV )) + 1,000 - ADMIN

    where EUV   =  Unit value at the end of the period

          BUV   =  Unit value at the beginning of the period

        ADMIN   =  Administration Charges attributable to the hypothetical account for the period
                =  (30/ AAV/365 )  x  No. of days in the period  x   ($1,000 + ($1,000 x ((EUV - BUV) / BUV) / BUV) / 2 ))

    where AAV   =  Average Accumulated Value of Contracts on the last day of the period
                =     $40,000

CASH MANAGEMENT SUB-ACCOUNT
 ADMIN   =         (( 30    / 40,000 / 365 )     3480  x (1,000+ (1,000 x(   1.3953 -1.0000 ) / 1.0000 / 2))
         =       0.0071507     x        1197.65
         =         8.56402

   ERV   =         (1,000 x ((  1.3953  - 1.0000/ 1.0000))+ 1,000-  8.5640178
         =           1386.74

 TOTAL                             (1/  (  1.3953 / 365))
RETURN        (  1386.736 / 1,000  )                     -1
         =           3.49%


FRONTIER SUB-ACCOUNT

 ADMIN   =         (( 30    / 40,000 / 365 )     1184  x (1,000+ (1,000 x(  19.317  -10.0000 ) / 10.0000 / 2))
         =       0.0024329      x        1046.59
         =         2.54621

  ERV    =         (1,000 x (( 19.3171  - 10.000/ 10.0000)+ 1,000-   2.5462135
         =          1,929.16

 TOTAL                            (1/  (    19.3171 / 365))
RETURN   =    (  1929.1638 / 1,000  )                    -1
         =         22.45%


GLOBAL SMALLER COMPANIES SUB-ACCOUNT

 ADMIN   =         (( 30    / 40,000 / 365 )  x  1184  x (1,000+ (1,000 x(  14.167    -10.000 ) / 10.0000 / 2))
         =       0.0024329       x        1020.84
         =         2.48357

  ERV    =         (1,000 x((  14.1673  - 10.000/ 10.0000)+ 1,000-   2.4835693
         =          1,414.25

 TOTAL                             (1/  (  14.1673 / 365))
RETURN   =    (  1414.2464 / 1,000  )                       -1
         =         11.28%

HIGH YIELD SUB-ACCOUNT

 ADMIN   =         (( 30    / 40,000 / 365 )  x  975  x (1,000+ (1,000x(   13.592-10.000 ) / 10.0000 / 2))
         =         0.0020034      x        1017.96
         =          2.03941

   ERV   =         (1,000 x  ((13.5924  - 10.000 / 10.0000)+ 1,000-  2.0394102
         =          1,357.20

 TOTAL                              (1 / (   13.5924 / 365))
RETURN   =     (   1357.2006 / 1,000  )             -1
         =           12.11%


GLOBAL GROWTH OPPORTUNITIES SUB-ACCOUNT

 ADMIN   =         (( 30    / 40,000 / 365 )   x  609  x (1,000+ (1,000x(    10.882-10.000 ) / 10.0000 / 2))
         =         0.0012514 x        1004.41
         =          1.25689

   ERV   =         (1,000 x((  10.8821  - 10.000/ 10.0000)+ 1,000-  1.256889
         =          1,086.95

 TOTAL                               (1/  (  10.8821 / 365))
RETURN   =     (   1086.9531 / 1,000  )             -1
         =            5.12%


GLOBAL TECHNOLOGIES SUB-ACCOUNT

 ADMIN   =         (( 30    / 40,000 / 365 )      609  x (1,000+ (1,000x(   12.113-10.000 ) / 10.0000 / 2))
         =         0.0012514    x      1010.56
         =          1.26459

   ERV   =         (1,000 x((  12.1126  - 10.000/ 10.0000)+ 1,000-  1.2645881
         =          1,210.00

 TOTAL                               (1/ (  12.1126 / 365))
RETURN   =     ( 1209.9954 / 1,000  )             -1
         =        12.10%

INCOME SUB-ACCOUNT
 ADMIN   =         (( 30    / 40,000 / 365 )  x  3480  x (1,000+ (1,000x(    21.45-10.000 ) / 10.0000 / 2))
         =         0.0071507    x     1057.25
         =          7.56005

   ERV   =         (1,000 x((21.4498  - 10.000/ 10.0000)+ 1,000 - 7.5600545
         =            2,137.42

 TOTAL                              (1/  ( 21.4498 / 365))
RETURN   =          (  2137.4199/ 1,000  )             -1
         =                8.29%


BOND SUB-ACCOUNT

 ADMIN   =         (( 30    / 40,000 / 365 )x     3480  x (1,000+ (1,000x(  16.334-10.000) / 10.0000 / 2))
         =         0.0071507 x        1031.67
         =          7.37714

   ERV   =         (1,000 x((  16.3337  - 10.000/ 10.0000)+ 1,000- 7.3771364
         =          1,625.99

 TOTAL                               (1/ (  16.3337 / 365))
RETURN   =         (  1625.9929 / 1,000  )             -1
         =               5.23%

COMMON STOCK SUB-ACCOUNT

 ADMIN   =         (( 30    / 40,000 / 365 )  x  3480  x (1,000+ (1,000x (  32.751-10.000 ) / 10.0000 / 2))
         =         0.0071507   x        1113.76
         =          7.96412

   ERV   =         (1,000 x ((32.7512  - 10.000/ 10.0000)+ 1,000- 7.9641182
         =          3,267.16

 TOTAL                               (1/ ( 32.7512 / 365))
RETURN   =         ( 3267.1559 / 1,000 )             -1
         =             13.22%

CAPITAL SUB-ACCOUNT

 ADMIN   =         (( 30    / 40,000 / 365)x     3480  x (1,000+ (1,000x (   30.807-10.000 ) / 10.0000 / 2))
         =         0.0071507     x        1104.04
         =          7.89461

   ERV   =         (1,000 x ((  30.807  - 10.000/ 10.0000)+ 1,000-  7.8946064
         =          3,072.81

 TOTAL                                 (1/  ( 30.807 / 365))
RETURN   =         ( 3072.8054 / 1,000  )             -1
         =             12.50%


INTERNATIONAL SUB-ACCOUNT

 ADMIN   =         (( 30    / 40,000 / 365)x     1703  x (1,000+ (1,000x(   13.874-10.000 ) / 10.0000 / 2))
         =         0.0034993 x        1019.37
         =          3.56709

   ERV   =         (1,000 x((  13.8736  - 10.000/ 10.0000)+ 1,000-  3.5670898
         =          1,383.79

 TOTAL                                (1/  (13.8736 / 365))
RETURN   =         (  1383.7929 / 1,000  )             -1
         =               7.21%

COMMUNICATION & INFORMATION SUB-ACCOUNT

 ADMIN   =         (( 30    / 40,000 / 365)x     1184  x (1,000+ (1,000x(   18.256-10.000 ) / 10.0000 / 2))
         =         0.0024329   x        1041.28
         =           2.53330

   ERV   =         (1,000 x (( 18.2559  - 10.000/ 10.0000)+ 1,000- 2.5333046
         =          1,823.06

 TOTAL                                (1/  (  18.2559 / 365))
RETURN   =         (  1823.0567 / 1,000  )             -1
         =              20.34%